UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 9, 2007

(Date of earliest event reported)

Xcel Energy Inc.

(Exact name of registrant as specified in charter)

Minnesota

(State or other jurisdiction of incorporation)

001-3034	41-0448030
(Commission File Number)	(IRS Employer Identification No.)

414 Nicollet Mall, Minneapolis, Minnesota	55401
(Address of principal executive offices)	(Zip Code)

612-330-5500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On November 9, 2007, Xcel Energy Inc., a Minnesota corporation (the “Company”), issued a press release announcing an offer to exchange up to $253,979,000 aggregate principal amount of its 5.613% Senior Notes, Series B due 2017, which have been registered under the Securities Act of 1933, as amended, for up to $253,979,000 aggregate principal amount of its outstanding 5.613% Senior Notes, Series A due 2017.  A copy of the press release is filed as exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	Press release of Xcel Energy Inc. dated November 9, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Xcel Energy Inc.
(a Minnesota corporation)

By:	/s/ Benjamin G.S. Fowke III
Name:	Benjamin G.S. Fowke III
Title:	Vice President and Chief Financial Officer

Dated:    November 14, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Xcel Energy Inc. dated November 9, 2007